                                                                       EXHIBIT A

                          KOLL REAL ESTATE GROUP, INC.

                            WORLDWIDE SUBSIDIARY LIST


                                                Percentage            State/Country of
                                                 Ownership            Incorporation
                                                ----------            ----------------
Hengro Fifteen Inc.                                    100            Delaware
Henley Disc Media, Inc.                                100            Delaware
Henley Facilities, Inc.                                100            Delaware
Henley Group, Inc., The                                100            Delaware
  New Henley Holdings Inc.                             100            Delaware
     Air Correction International, Inc.                100            Delaware
     GCC Patents Holding Company Inc.                  100            Delaware
     Hengro Fourteen Inc.                              100            Delaware
     Hengro Ten Inc.                                   100            Delaware
     Hengro Thirteen Inc.                              100            Delaware
     Henley Deltec Holdings Inc.                       100            Delaware
       Henley Deltec Corporation                       100            Delaware
     Henley Investments, Inc. Two                      100            Delaware
     IRE Corporation                                   100            Indiana
     LJC Investments, Inc.                             100            Delaware
     Moore International Inc.                           80            Delaware
     Newco A.C. Corporation                            100            Delaware
     Procon International Inc.                         100            Delaware
       Procon Incorporated                             100            Delaware
          Procofrance, S.A.                            100            France
          Procon (Great Britain) Limited               100            United Kingdom
     Pullman Environmental Services Inc.               100            Delaware
     Pullman Passenger Car Company Inc.                100            Delaware
     Pullman Swindell Ltd.                             100            United Kingdom
     Trailmobile International Ltd.                    100            Delaware
       Pullman Trailmobile de Mexico S.A. de C.V.      100            Mexico
     Trailmobile Leasing Corp.                         100            Delaware
     W.O.L. Corporation                                100            Delaware
     W. W. C. Corporation                              100            Delaware
     Wheelabrator Export Corporation                   100            Delaware
Henley Holdings Two Inc.                               100            Delaware
  Signal Landmark Holdings Inc.                        100            Delaware
     Signal Landmark                                   100            California
       Calumet Real Estate Inc.                        100            Delaware
       Newport Realty Corp.                            100            California
       Signal Bolsa Corporation                        100            California
       Signal Hawaii, Inc.                             100            Hawaii

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       Signal Puako Corporation                        100            Hawaii
       Eagle Crest Country Club, Inc.                  100            California
       Glenwood Properties                              50            California
       Signal Development Corporation                  100            California
       KREG Residential Corp.                          100            Delaware
Henley/KNO Holding Inc.                                100            Delaware
Kathryn G. Thompson Holdings Company                   100            Delaware
  Kathryn G. Thompson Company                          100            Delaware
  KGT Construction Corporation                         100            Delaware
  DKS Construction, Inc.                               100            Delaware
KREG Holdings Inc.                                     100            Delaware
  KREG Operating Co.                                   100            Delaware
     KREG - LA, Inc.                                    80            Delaware
     KREG - NC, Inc.                                    80            Delaware
     KREG - NW, Inc.                                    80            Delaware
     KREG - OC, Inc.                                    80            Delaware
     KREG - SD, Inc.                                    80            Delaware
     KREG - SW, Inc.                                    80            Delaware
     KREG - Mexico, Inc.                               100            Delaware
     Koll China, Inc.                                  100            Delaware
       Koll China/Bridgeman - Teda                     100            Delaware
NC Holding Company                                     100            Delaware
  Wentworth By The Sea, Inc.                           *50            Delaware
Newco A. D. Corporation                                100            South Carolina
The Oceanside Company                                  100            Delaware
Twenty Newco Inc.                                      100            Delaware
Wentworth Holdings Inc.                                100            Delaware
  Wentworth By The Sea, Inc.                           *50            Delaware
WESI Maryland Inc.                                     100            Delaware
WT/HRC Corporation                                     100            Illinois
  Heat Research Corporation                            100            Delaware



(*) Together NC Holding Company and Wentworth Holdings Inc. own 100% of Wentworth By The Sea, Inc.


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